WARRANT TO PURCHASE COMMON STOCK

THIS WARRANT AND THE SECURITIES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAWS. NO REGISTRATION RIGHTS ARE GRANTED HEREUNDER.

WARRANT TO PURCHASE COMMON STOCK

Number of Shares:	50% of the Conversion Shares
Warrant Price:	125% of the Conversion Price
Issuance Date:	The Final Closing Date
Expiration Date:	Five-years from the Final Closing Date

THIS WARRANT CERTIFIES THAT for value received, _____________________________ or his, her or its registered assigns (hereinafter called the “Holder”) is entitled to purchase from Universal Guardian Holdings, Inc., a Delaware corporation (hereinafter called the “Company”), the above referenced number of fully paid and nonassessable shares (the “Shares”) of common stock (the “Common Stock”), of Company, at the Warrant Price per Share referenced above; the number of shares purchasable upon exercise of this Warrant referenced above being subject to adjustment from time to time as described herein. The exercise of this Warrant shall be subject to the provisions, limitations and restrictions contained herein.

1.

Term and Exercise.

1.1

Term.  This Warrant is exercisable in whole or in part (but not as to any fractional share of Common Stock), at any time and from time to time after the Issuance Date until prior to 6:00 p.m. Eastern Standard Time on the Expiration Date set forth above.

1.2

Warrant Price.  The Warrant shall be exercisable at the Warrant Price described above.

1.3

Maximum Number  of Shares.  The maximum number of Shares of Common Stock exercisable pursuant to this Warrant is 50% of the Conversion Share (the “Warrant Shares”)

1.4

Procedure for Exercise of Warrant.  Holder may exercise this Warrant by delivering the following to the principal office of the Company in accordance with Section 5.1 hereof: (i) a duly executed Notice of Exercise in substantially the form attached as Schedule A, (ii) payment of the Warrant Price then in effect for each of the Shares being purchased, as designated in the Notice of Exercise, and (iii) this Warrant.  Payment of the Warrant Price may be in cash, certified or official bank check payable to the order of the Company, wire transfer of funds to the Company’s account (or any combination of any of the foregoing) in the amount of the Warrant Price for each share being purchased, or by cashless exercise as more fully described in Section 1.8.

1.5

Delivery of Certificate and New Warrant.  In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the shares of Common Stock so purchased, registered in the name of the Holder or such other name or names as may be designated by the Holder, together with any other securities or other property which the Holder is entitled to receive upon exercise of this Warrant, shall be delivered to the Holder hereof, at the Company’s expense, within a reasonable time, not exceeding twenty-one (21) calendar days, after the rights represented by this Warrant shall have been so exercised; and, unless this Warrant has expired, a new Warrant representing the number of Shares (except a remaining fractional share), if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof within such time.  The person in whose name any certificate for shares of Common Stock is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Warrant was surrendered and payment of the Warrant Price was received by the Company, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is on a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such Shares at the close of business on the next succeeding date on which the stock transfer books are open.

1.6

Restrictive Legend.  Each certificate for Shares shall bear a restrictive legend in substantially the form as follows, together with any additional legend required by (i) any applicable state securities laws and (ii) any securities exchange upon which such Shares may, at the time of such exercise, be listed:

The shares of stock evidenced by this certificate have not been registered under the U.S. Securities Act of 1933, as amended, and may not be offered, sold, pledged or otherwise transferred ("transferred") in the absence of such registration or an applicable exemption therefrom. In the absence of such registration, such shares may not be transferred unless, if the Company requests, the Company has received a written opinion from counsel in form and substance satisfactory to the Company stating that such transfer is being made in compliance with all applicable federal and state securities laws.

Any certificate issued at any time in exchange or substitution for any certificate bearing such legend shall also bear such legend unless, in the opinion of counsel for the Holder thereof (which counsel shall be reasonably satisfactory to the Company), the securities represented thereby are not, at such time, required by law to bear such legend.

1.7

Fractional Shares.  No fractional Shares shall be issuable upon exercise or conversion of the Warrant.  In the event of a fractional

WARRANT TO PURCHASE COMMON STOCK

interest, the number of Shares to be issued shall be rounded down to the nearest whole Share.

1.8   Cashless Exercise. Notwithstanding any other provision contained herein to the contrary, from and after the first anniversary of the Final Closing Date (as defined in the Subscription Agreement), if the Warrant Shares may not be freely sold to the public for any reason (including, but not limited to, the failure of the Company to have effected the registration of the Warrant Shares or to have a current prospectus available for delivery or otherwise), the Holder may elect to receive, without the payment by the Holder of the aggregate Warrant Price in respect of the shares of Common Stock to be acquired, shares of Common Stock of equal value to the value of this Warrant, or any specified portion hereof, by the surrender of this Warrant (or such portion of this Warrant being so exercised) together with a Net Issue Election Notice, in the form annexed hereto as Schedule B, duly executed, to the Company.  Thereupon, the Company shall issue to the Holder such number of fully paid, validly issued and nonassessable shares of Common Stock as is computed using the following formula:

X = Y (A - B)

         A

where

X =

the number of shares of Common Stock to which the Holder is entitled upon such cashless exercise

Y =

the total number of shares of Common Stock covered by this Warrant for which the Holder has surrendered purchase rights at such time for cashless exercise (including both shares to be issued to the Holder and shares as to which the purchase rights are to be canceled as payment therefor);

A =

the “Market Price” of one share of Common Stock as at the date the net issue election is made; and

B =

the Warrant Price in effect under this Warrant at the time the net issue election is made.

2.

Representations, Warranties and Covenants.

2.1

Representations and Warranties.

(a)

The Company is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation and has all necessary power and authority to perform its obligations under this Warrant;

(b)

The execution, delivery and performance of this Warrant has been duly authorized by all necessary actions on the part of the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms; and

(c)

This Warrant does not violate and is not in conflict with any of the provisions of the Company’s Certificate of Incorporation or Certificate of Determination, Bylaws and any resolutions of the Company’s Board of Directors or stockholders, or any agreement of the Company, and no event has occurred and no condition or circumstance exists that might (with or without notice or lapse of time) constitute or result directly or indirectly in such a violation or conflict.

2.2

Issuance of Shares.  The Company covenants and agrees that all shares of Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof.  The Company further covenants and agrees that the Company will at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise in full of the rights represented by this Warrant.  If at any time the number of authorized but unissued shares of Common Stock of the Company shall not be sufficient to effect the exercise of the Warrant in full, subject to the limitations set forth in Section 1.3 hereto, then the Company will take all such corporate action as may, in the opinion of counsel to the Company, be necessary or advisable to increase the number of its authorized shares of Common Stock as shall be sufficient to permit the exercise of the Warrant in full, subject to the limitations set forth in Section 1.3 hereto, including without limitation, using its best efforts to obtain any necessary stockholder approval of such increase.  The Company further covenants and agrees that if any shares of capital stock to be reserved for the purpose of the issuance of shares upon the exercise of this Warrant require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued or delivered upon exercise, then the Company will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be.  If and so long as the Common Stock issuable upon the exercise of this Warrant is listed on any national securities exchange or the Nasdaq Stock Market, the Company will, if permitted by the rules of such exchange or market, list and keep listed on such exchange or market, upon official notice of issuance, all shares of such Common Stock issuable upon exercise of this Warrant.

3.

Other Adjustments. Subject and pursuant to the provisions of this Section 3, the Warrant Price and number of Warrant Shares subject to this Warrant shall be subject to adjustment from time to time as set forth  hereunder.

3.1

Subdivision or Combination of Shares. If the Company shall, at any time or from time to time while this Warrant is outstanding, pay a dividend or make a distribution on its Common Stock in shares of Common Stock, subdivide its outstanding shares of Common Stock into a greater number of shares or combine its outstanding shares of Common Stock into a smaller number of shares or issue by reclassification of its outstanding shares of Common Stock any shares of its capital stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then (i) the Warrant Price in effect immediately prior to the date on which such change shall become effective shall be adjusted by multiplying such Warrant Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such change and the denominator of which shall be the number of shares of Common Stock outstanding immediately after giving effect to such change and (ii) the number of Warrant Shares purchasable upon exercise of this Warrant shall be adjusted by multiplying the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior to the date on which such change shall become effective by a fraction, the numerator of which is shall be the Warrant Price in effect immediately prior to the date on which such change shall become effective and the denominator of which shall be the Warrant Price in effect immediately after giving effect to such change, calculated in accordance with clause (i) above.  Such adjustments shall be made successively whenever any event listed above shall occur.

3.2   Reorganization, Reclassification, Consolidation, Merger or Sale.  If any capital reorganization, reclassification of the capital stock of the Company, consolidation or merger of the Company with another corporation in which the Company is not the survivor, or sale, transfer or other disposition of all or substantially all of the

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Company’s assets to another corporation shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition, lawful and adequate provision shall be made whereby each Holder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the Warrant Shares immediately theretofore issuable upon exercise of the Warrant, such shares of stock, securities or assets as would have been issuable or payable with respect to or in exchange for a number of Warrant Shares equal to the number of Warrant Shares immediately theretofore issuable upon exercise of the Warrant, had such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of each Holder to the end that the provisions hereof (including, without limitation, provision for adjustment of the Warrant Price) shall thereafter be applicable, as nearly equivalent as may be practicable in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof.  The Company shall not effect any such consolidation, merger, sale, transfer or other disposition unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation purchasing or otherwise acquiring such assets or other appropriate corporation or entity shall assume the obligation to deliver to the Holder, at the last address of the Holder appearing on the books of the Company, such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase, and the other obligations under this Warrant.  The provisions of this Section 3.2 shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers or other dispositions.

3.3    Distributions.  In case the Company shall fix a payment date for the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends or distributions referred to in Section 3), or subscription rights or warrants, the Warrant Price to be in effect after such payment date shall be determined by multiplying the Warrant Price in effect immediately prior to such payment date by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding multiplied by the Market Price (as defined below) per share of Common Stock immediately prior to such payment date, less the fair market value (as determined by the Company’s Board of Directors in good faith) of said assets or evidences of indebtedness so distributed, or of such subscription rights or warrants, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by such Market Price per share of Common Stock immediately prior to such payment date.  “Market Price” as of a particular date (the “Valuation Date”) shall mean the following: (a) if the Common Stock is then listed on a national stock exchange, the closing sale price of one share of Common Stock on such exchange on the last trading day prior to the Valuation Date; (b) if the Common Stock is then quoted on The Nasdaq Stock Market, Inc. (“Nasdaq”), the National Association of Securities Dealers, Inc. OTC Bulletin Board (the “Bulletin Board”) or such similar quotation system or association, the closing sale price of one share of Common Stock on Nasdaq, the Bulletin Board or such other quotation system or association on the last trading day prior to the Valuation Date or, if no such closing sale price is available, the average of the high bid and the low asked price quoted thereon on the last trading day prior to the Valuation Date; or (c) if the Common Stock is not then listed on a national stock exchange or quoted on Nasdaq, the Bulletin Board or such other quotation system or association, the fair market value of one share of Common Stock as of the Valuation Date, as determined in good faith by the Board of Directors of the Company and the Holder.  If the Common Stock is not then listed on a national securities exchange, Nasdaq, the Bulletin Board or such other quotation system or association, the Board of Directors of the Company shall respond promptly, in writing, to an inquiry by the Holder prior to the exercise hereunder as to the fair market value of a share of Common Stock as determined by the Board of Directors of the Company.  In the event that the Board of Directors of the Company and the Holder are unable to agree upon the fair market value in respect of subpart (c) of this paragraph, the Company and the Holder shall jointly select an appraiser, who is experienced in such matters.  The decision of such appraiser shall be final and conclusive, and the cost of such appraiser shall be borne equally by the Company and the Holder.  Such adjustment shall be made successively whenever such a payment date is fixed.

3.4  Effective Date of Adjustments.  An adjustment to the Warrant Price shall become effective immediately after the payment date in the case of each dividend or distribution and immediately after the effective date of each other event which requires an adjustment.

3.5  Receipt of Capital Stock.  In the event that, as a result of an adjustment made pursuant to this Section 3, the Holder shall become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, the number of such other shares so receivable upon exercise of this Warrant shall be subject thereafter to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in this Warrant.

3.6   Anti-dilution.  (a)  In the event that at least $5.0 million of Units are sold pursuant to the terms of the Subscription Agreement (as defined in Section 3.7 hereof), then and only, then, up until such date which is one (1) year from the Issuance Date, except as provided in Section 3.7 hereof, if the Company issues Additional Shares of Common Stock (as defined below) for a consideration per share (the “New Issuance Price”) less than a price equal to the Warrant Price in effect immediately prior to such issue or sale (the foregoing a “Dilutive Issuance”), then immediately after such Dilutive Issuance, the Warrant Price then in effect shall be reduced to an amount equal to the New Issuance Price.

(b)  If and whenever after the date which is one (1) year from the Issuance Date and through the payment in full of the principal and interest of the Debentures (as defined in Section 3.7 hereof), except as provided in Section 3.7 hereof, if and whenever the Company shall issue or sell, or is, in accordance with any of subsections 3.6.1 through 3.6.7 hereof, deemed to have issued or sold, any Additional Shares of Common Stock for no consideration or for a consideration per share less than the Warrant Price in effect immediately prior to the time of such issue or sale, then and in each such case (a “Trigger Issuance”) the then-existing Warrant Price, shall be reduced, as of the close of business on the effective date of the Trigger Issuance, to a price determined as follows:

Adjusted Warrant Price = (A x B) + D

  A+C

where

                 “A” equals the number of shares of Common Stock outstanding, including Additional Shares of Common Stock (as

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defined below) deemed to be issued hereunder, immediately preceding such Trigger Issuance;

                 “B” equals the Warrant Price in effect immediately preceding such Trigger Issuance;

                 “C” equals the number of Additional Shares of Common Stock issued or deemed issued hereunder as a result of the Trigger Issuance; and

                 “D” equals the aggregate consideration, if any, received or deemed to be received by the Company upon such Trigger Issuance;

provided, however, that in no event shall the Warrant Price after giving effect to such Trigger Issuance be greater than the Warrant Price in effect prior to such Trigger Issuance.  Notwithstanding the foregoing, in the event that less than $5.0 million of Units are sold pursuant to the terms of the Subscription Agreement, then clause (a) above shall not be applicable and this clause (b) shall be of full force and effect from and after the Issuance Date through the payment in full of the principal and interest of the Debentures by the Company.

For purposes of this Section 3.6, “Additional Shares of Common Stock” shall mean after the Closing Date, all shares of Common Stock issued by the Company or deemed to be issued pursuant to this Section 3.6, other than Excluded Issuances (as defined in Section 3.7 hereof).

For purposes of this Section 3.6, the following subsections shall also be applicable:

3.6.1  Issuance of Rights or Options.  In case at any time the Company shall in any manner grant (directly and not by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called “Options” and such convertible or exchangeable stock or securities being called “Convertible Securities”) whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the sum (which sum shall constitute the applicable consideration) of (x) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus (y) the aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus (z), in the case of such Options which relate to Convertible Securities, the aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Warrant Price in effect immediately prior to the time of the granting of such Options, then the total number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding for purposes of adjusting the Warrant Price.  Except as otherwise provided in Section 3.6.3, no adjustment of the Warrant Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

3.6.2   Issuance of Convertible Securities.  In case the Company shall in any manner issue (directly and not by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the sum (which sum shall constitute the applicable consideration) of (x) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus (y) the aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (ii) the total number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Warrant Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding for purposes of adjusting the Warrant Price, provided that (a) except as otherwise provided in Section 3.6.3, no adjustment of the Warrant Price shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities and (b) no further adjustment of the Warrant Price shall be made by reason of the issue or sale of Convertible Securities upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Warrant Price have been made pursuant to the other provisions of Section 3.6.

3.6.3  Change in Option Price or Conversion Rate.  Upon the happening of any of the following events, namely, if the purchase price provided for in any Option referred to in Section 3.6.1 hereof, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subsections Sections 3.6.1 or 3.6.2, or the rate at which Convertible Securities referred to in Sections 3.6.1 or 3.6.2 are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Warrant Price in effect at the time of such event shall forthwith be readjusted to the Warrant Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold.  On the termination of any Option for which any adjustment was made pursuant to this Section 3.6 or any right to convert or exchange Convertible Securities for which any adjustment was made pursuant to this Section 3.6 (including without limitation upon the redemption or purchase for consideration of such Convertible Securities by the Company), the Warrant Price then in effect hereunder shall forthwith be changed to the Warrant Price which would have been in effect at the time of such termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such termination, never been issued.

3.6.4   Stock Dividends.  Subject to the provisions of this Section 3.6, in case the Company shall declare or pay a dividend or make any other distribution upon any stock of the Company (other than the Common Stock) payable in Common Stock, Options or Convertible Securities, then any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend

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or distribution shall be deemed to have been issued or sold without consideration.

3.6.5   Consideration for Stock.  In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the gross amount received by the Company therefor, prior to deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith.  In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Company.  In case any Options shall be issued in connection with the issue and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Company.  If Common Stock, Options or Convertible Securities shall be issued or sold by the Company and, in connection therewith, other Options or Convertible Securities (the “Additional Rights”) are issued, then the consideration received or deemed to be received by the Company shall be reduced by the fair market value of the Additional Rights (as determined using the Black-Scholes option pricing model or another method mutually agreed to by the Company and the Holder).  The Board of Directors of the Company shall respond promptly, in writing, to an inquiry by the Holder as to the fair market value of the Additional Rights.  In the event that the Board of Directors of the Company and the Holder are unable to agree upon the fair market value of the Additional Rights, the Company and the Holder shall jointly select an appraiser, who is experienced in such matters.  The decision of such appraiser shall be final and conclusive, and the cost of such appraiser shall be borne evenly by the Company and the Holder.

3.6.6  Record Date.  In case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

3.6.7  Treasury Shares.  The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company or any of its wholly-owned subsidiaries, and the disposition of any such shares (other than the cancellation or retirement thereof) shall be considered an issue or sale of Common Stock for the purpose of this Section 3.6.

3.7   Excluded Issuances.  Anything herein to the contrary notwithstanding, the Company shall not be required to make any adjustment of the Warrant Price for any Common Stock issued or deemed to be issued by the Company or issuable:  (A) pursuant to that certain Subscription Agreement November 7, 2006, by and among the Company and certain Subscribers (the “Subscription Agreement”) and securities issued upon the conversion of 6% Convertible Debentures (the “Debentures”) or as a dividend or other distribution on the Debentures or securities issued upon exercise of the warrants issued thereunder; (B) upon the conversion, exercise or exchange of Options and Convertible Securities outstanding on the date on which the first Debenture was issued; (C) in connection with the issuance of Common Stock issued to officers, directors, employees or consultants of the Company or any Subsidiary pursuant to stock option plans or other compensatory agreements or arrangements approved by the Board or pursuant to guidelines approved by the Board or upon exercise of options or warrants granted to such parties pursuant to any such plan or arrangement; (D) in connection with a Qualifying Public Offering (as defined below); (E) pursuant to an acquisition or Strategic Investment (as defined below) in which the Company issues its securities and which is approved by a majority of its independent directors or (D) in a transaction described in Section 3.6.1 or 3.6.2 of this Warrant (collectively, “Excluded Issuances”).  For purposes of this Section 3.7, (i) “Qualifying Public Offering” means a firm commitment underwritten public offering of Common Stock (i) resulting in the receipt by the Company of not less than $5 million of gross proceeds and (ii) no later than the date the Securities and Exchange Commission declares a Registration Statement for the Qualifying Public Offering effective, the Common Stock being listed for trading and/or quotation on an Eligible Market; (ii) “Eligible Market” means the OTC Bulletin Board, The New York Stock Exchange, Inc., the American Stock Exchange, the Nasdaq National Market or The Nasdaq Capital Market and (iii) “Strategic Investment” means an investment in the same or similar business as that of the Company.

3.8  Adjustment to Warrant Price.  Upon any adjustment to the Warrant Price pursuant to Section 3.6 above, the number of Warrant Shares purchasable hereunder shall be adjusted by multiplying such number by a fraction, the numerator of which shall be the Warrant Price in effect immediately prior to such adjustment and the denominator of which shall be the Warrant Price in effect immediately thereafter.

4.

Ownership and Transfer.

4.1

Ownership of This Warrant.  The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary until presentation of this Warrant for registration of transfer as provided in this Section 4.

4.2

Transfer and Replacement.  This Warrant and all rights hereunder are transferable in whole or in part upon the books of the Company by the Holder hereof in person or by duly authorized attorney, and a new Warrant or Warrants, of the same tenor as this Warrant but registered in the name of the transferee or transferees (and in the name of the Holder, if a partial transfer is effected) shall be made and delivered by the Company upon surrender of this Warrant duly endorsed, at the office of the Company in accordance with Section 5.1 hereof.  Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft or destruction, and, in such case, of indemnity or security (including a bond) reasonably satisfactory to it, and upon surrender of this Warrant if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant; provided that if the Holder hereof is an instrumentality of a state or local government or an institutional holder or a nominee for such an instrumentality or institutional holder an irrevocable agreement of indemnity by such Holder shall be sufficient for all purposes of this Warrant, and no evidence of loss or theft or destruction shall be necessary.  This Warrant shall be promptly cancelled by the Company upon the surrender hereof in connection with any transfer or replacement.  Except as otherwise provided above, in the case of the loss, theft or destruction of a Warrant, the Company shall pay all expenses, taxes and other charges payable in connection with any transfer or replacement of this Warrant, other than income taxes and stock transfer taxes (if any) payable in connection with a transfer of this Warrant, which shall be

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payable by the Holder.  Holder will not transfer this Warrant and the rights hereunder except in compliance with federal and state securities laws and except after providing evidence of such compliance reasonably satisfactory to the Company.

5.

Miscellaneous Provisions.

5.1

Notices. Any notice or other document required or permitted to be given or delivered to the Holder shall be delivered or forwarded to the Holder at their addresses in their respective subscription agreements, or to such other address or number as shall have been furnished to the Company in writing by the Holder.  Any notice or other document required or permitted to be given or delivered to the Company shall be delivered or forwarded to the Company at 4695 MacArthur Court, Suite 300, Newport Beach, California, 92660, Attention Mark V. Asdourian, Esq. (Facsimile No. 949.861.8694), or to such other address or number as shall have been furnished to Holder in writing by the Company.

5.2

All notices, requests and approvals required by this Warrant shall be in writing and shall be conclusively deemed to be given (i) when hand-delivered to the other party, (ii) when received if sent by facsimile at the address and number set forth above; provided that notices given by facsimile shall not be effective, unless either (a) a duplicate copy of such facsimile notice is promptly given by depositing the same in the mail, postage prepaid and addressed to the party as set forth below or (b) the receiving party delivers a written confirmation of receipt for such notice by any other method permitted under this paragraph; and further provided that any notice given by facsimile received after 5:00 p.m. (recipient’s time) or on a non-business day shall be deemed received on the next business day; (iii) five (5) business days after deposit in the United States mail, certified, return receipt requested, postage prepaid, and addressed to the party as set forth below; or (iv) the next business day after deposit with an international overnight delivery service, postage prepaid, addressed to the party as set forth below with next business day delivery guaranteed; provided that the sending party receives confirmation of delivery from the delivery service provider.

5.3

No Rights as Shareholder; Limitation of Liability.  This Warrant shall not entitle the Holder to any of the rights of a shareholder of the Company except upon exercise in accordance with the terms hereof.  No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Warrant Price hereunder or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

5.4

Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.  This Warrant shall be governed by, and construed exclusively in accordance with, the internal laws of the State of New York, without reference to the choice of law provisions thereof.  The Company and, by accepting this Warrant, the Holder, each irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York City and the United States District Court for the Southern  District of New York for the purpose of enforcing any arbitration award, instituting any suit, action, proceeding or judgment relating to or arising out of this Warrant and the transactions contemplated hereby.  The Company and, by accepting this Warrant, the Holder, each irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  EACH OF THE COMPANY AND, BY ITS ACCEPTANCE HEREOF, THE HOLDER HEREBY WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS WARRANT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

5.5

Binding Effect on Successors.  This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company’s assets and/or securities.  All of the obligations of the Company relating to the Shares issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant.  All of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the Holder.

5.6

Waiver, Amendments and Headings.  This Warrant is one of a series of Warrants of like tenor issued by the Company pursuant to the Subscription Agreement (collectively, the “Company Warrants”).  Any term of this Warrant may be amended or waived (including the adjustment provisions included in Section 3.6 of this Warrant) upon the written consent of the Company and the holders of Company Warrants representing at least ~~50~~70% of the number of shares of Common Stock then subject to all outstanding Company Warrants (the “Majority Holders”); provided, that (x) any such amendment or waiver must apply to all Company Warrants; and (y) the number of Warrant Shares subject to this Warrant, the Warrant Price and the Expiration Date may not be amended, and the right to exercise this Warrant may not be altered or waived, without the written consent of the Holder. The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

5.7

Arbitration. Notwithstanding any provision herein to the contrary, except with respect to any claim, dispute or controversy involving equitable remedies which may be brought in a court of law, any claim, dispute or controversy arising out of or in connection with or relating to this Warrant or the breach or alleged breach thereof shall be submitted by the parties to binding arbitration under the rules of and before the American Arbitration Association (“AAA”) in the City of New York, State of New York before a single arbitrator agreeable to both Parties.  Each party hereby submits to the jurisdiction of the State of New York and the AAA sitting in New York City.  The cost of the arbitration shall be equally divided between the parties unless the Subscriber is the successful party, in which case, the Company shall be liable for all of such costs.  The arbitrator shall be a retired judge with experience in securities laws.  If the parties cannot agree on an arbitrator within two (2) weeks after arbitration is requested in writing by either of them, the arbitration shall proceed before an arbitrator appointed by AAA which appointment shall be a retired judge with securities law experience. The AAA award shall be binding, each party hereby expressly waiving its right to appeal, and rendered in such form that judgment may be entered thereon in any court having jurisdiction thereof.

5.8

Attorneys' Fees and Disbursements.  If any action or proceeding at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party or parties shall be entitled to receive from the other party or parties reasonable attorneys’ fees and disbursements in addition to any other relief to which the prevailing party or parties may be entitled.

5.9

Registration Rights. The initial Holder is entitled to the benefit of certain registration rights with respect to the shares of Common Stock issuable upon the exercise of this Warrant as provided in Article V of the Subscription Agreement, and any subsequent Holder may be entitled to such rights.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer effective this 1st dy of December, 2006.

COMPANY:	UNIVERSAL GUARDIAN HOLDINGS, INC. By MICHAEL J. SKELLERN, PRESIDENT & CEO

SCHEDULE A

FORM OF NOTICE OF EXERCISE

[To be signed only upon exercise of the Warrant]

TO BE EXECUTED BY THE REGISTERED HOLDER

TO EXERCISE THE WITHIN WARRANT

The undersigned hereby elects to purchase _______ shares of Common Stock (the “Shares”) of Universal Guardian Holdings, Inc. under the Warrant to Purchase Common Stock dated ________________________________, which the undersigned is entitled to purchase pursuant to the terms of such Warrant.   The undersigned has delivered $_________, the aggregate Warrant Price for _____ Shares purchased herewith, in full in cash or by certified or official bank check or wire transfer.

Please issue a certificate or certificates representing such shares of Common Stock in the name of the undersigned or in such other name as is specified below and in the denominations as is set forth below:

[Type Name of Holder as it should appear on the stock certificate]

[Requested Denominations – if no denomination is specified, a single certificate will be issued]

The initial address of such Holder to be entered on the books of Company shall be:

The undersigned hereby represents and warrants that the undersigned is acquiring such shares for his own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof.

By:

Print Name:

Title:

Dated:

SCHEDULE B

UNIVERSAL GUARDIAN HOLDINGS, INC.

NET ISSUE ELECTION NOTICE

To: [Name]

Date:[_________________________]

The undersigned hereby elects under Section 1.8 of this Warrant to surrender the right to purchase [____________] shares of Common Stock pursuant to this Warrant and hereby requests the issuance of [_____________] shares of Common Stock.  The certificate(s) for the shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below.

_________________________________________

Signature

_________________________________________

Name for Registration

_________________________________________

Mailing Address

FORM OF ASSIGNMENT

(ENTIRE)

[To be signed only upon transfer of entire Warrant]

TO BE EXECUTED BY THE REGISTERED HOLDER
TO TRANSFER THE WITHIN WARRANT

FOR VALUE RECEIVED ___________________________ hereby sells, assigns and transfers unto _______________________________ all rights of the undersigned under and pursuant to the within Warrant, and the undersigned does hereby irrevocably constitute and appoint _____________________ Attorney to transfer the said Warrant on the books of ________ _________, with full power of substitution.

[Type Name of Holder]

By:

Title:

Dated:

NOTICE

The signature to the foregoing Assignment must correspond exactly to the name as written upon the face of the within Warrant, without alteration or enlargement or any change whatsoever.

FORM OF ASSIGNMENT
(PARTIAL)

[To be signed only upon partial transfer of Warrant]

TO BE EXECUTED BY THE REGISTERED HOLDER
TO TRANSFER THE WITHIN WARRANT

FOR VALUE RECEIVED ___________________________ hereby sells, assigns and transfers unto ____________________________ (i) the rights of the undersigned to purchase ____________________ shares of Common Stock under and pursuant to the within Warrant, and (ii) on a non-exclusive basis, all other rights of the undersigned under and pursuant to the within Warrant, it being understood that the undersigned shall retain, severally (and not jointly) with the transferee(s) named herein, all rights assigned on such non-exclusive basis.  The undersigned does hereby irrevocably constitute and appoint __________________________ Attorney to transfer the said Warrant on the books of Universal Guardian Holdings, Inc., with full power of substitution.

[Type Name of Holder]

By:

Title:

Dated:

NOTICE

The signature to the foregoing Assignment must correspond exactly to the name as written upon the face of the within Warrant, without alteration or enlargement or any change whatsoever.

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